UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [✓]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 15a-6(e)(2))

[✓] Definitive Proxy Statement

[ ] Soliciting Material Pursuant to Sect. 240.14a-12

COFFEE PACIFICA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[✓] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11.

  Title of each class of securities to which transaction applies: Common

  Aggregate number of securities to which transaction applies:

  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

  Proposed Maximum Aggregate Value of Transaction: N/A

  Total Fee Paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11)a_)2_ and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

  Amount Previously Paid:

  Form, Schedule or Registration Statement No.

  Filing Party:

  Date Filed

COFFEE PACIFICA, INC.

PO Box 95012

8726 Barnard Street

Canada, B.C. Canada

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON 24 MAY, 2004

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Dear Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Coffee Pacifica, Inc. (the "Company") for use at the Company's special meeting of Shareholders, to be held at 11:00 a.m., May 24, 2005 and at any adjournment thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company at Suite 321, 2920 N. Green Valley Parkway, Henderson, Nevada, 89014 for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Special Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about April 25, 2005.

A special meeting of shareholders of Coffee Pacifica, Inc., a Nevada corporation (the "Company"), will be held on May 24, 2005, at 11:00 a.m. local time, at Conference Room, Bird of Paradise Hotel, Goroka, EHP, Papua New Guinea for the following purposes:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation authorize 100 million shares of preferred stock. The terms of any preferred shares issued, including the voting rights of the shares in amounts greater than common shares, will be set from time to time by the Board of Directors.

2. To consider and vote upon a proposal to allow the Board of Directors to approve splits of the Company's Common Stock at such future dates and under such terms at it deems necessary.

3. To elect all members of the Board of Directors.

4. To approve Moore Stephens Ellis Foster, Ltd. as the Company's independent auditors for the coming year;

5. To consider and vote upon a proposal to allow the Board of Directors to approve a compensation for the Executive Officers of the Company.

6. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 18, 2005 will be entitled to receive this Information Statement and notice of the Special meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

                                                                                                    /s/ Shailen Singh

                                                                                                    Shailen Singh, President

                                                                                                    Signed at: Vancouver, B.C.

                                                                                                    Date: April 13, 2005

COFFEE PACIFICA, INC.

PO BOX 95012

8726 BARNARD STREET

VANCOUVER, B.C. CANADA

INFORMATION STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 24, 2005

INTRODUCTION

This Information Statement is being furnished to the shareholders of Coffee Pacifica, Inc., a Nevada corporation (the "Company"), to inform them of the special meeting of shareholders. This meeting (referred to herein as the "Special Meeting") will be held on May 24, 2005 at Conference Room, Bird of Paradise Hotel, Goroka, EHP, Papua New Guinea at 11.00 a.m. local time. Only shareholders of record at the close of business on April 18, 2005 (the "Record Date") will be entitled to receive this Information Statement and to vote at the Special Meeting. This Information Statement and the Notice of Special Meeting are first being mailed to the Company's shareholders on or about April 25, 2005.

At the Special Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation authorize 100 million shares of preferred stock. The terms of any preferred shares issued, including the voting rights of the shares in amounts greater than common shares, will be set from time to time by the Board of Directors.

2. To consider and vote upon a proposal to allow the Board of Directors to approve splits of the Company's Common Stock at such future dates and under such terms at it deems necessary.

3. To elect all members of the Board of Directors.

4. To approve Moore Stephens Ellis Foster, LTD. as the Company's independent auditors for the coming year;

5. To consider and vote upon a proposal to allow the Board of Directors to approve compensation for the Executive Officers.

The cost of printing and distributing this Information Statement and holding the Special Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at Suite 321, 2920 N. Green Valley Parkway, Henderson, Nevada, 89014.

INFORMATION REGARDING THE PROPOSALS

GENERAL

The proposal to amend the Company's Articles of Incorporation is described below.

AMENDMENT OF ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED SHARES

Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to authorize 100 million shares of preferred stock. The Board of Directors believes that this authorization is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion. The Company presently has no specific plans, arrangements or understandings, either written or oral, to issue any of the authorized shares of preferred stock.

The Articles of Incorporation will be amended to read as follows:

Fourth Article is changed to read as follows:

"Article Four: This Corporation is authorized to issue two classes of shares of stock, the total number of which is 175,000,000 shares, each with par value of $0.001. Such stock may be issued by this Corporation from time to time by the Board of Directors thereof. 75,000,000 shares of stock shall be designated "Common Stock" and the holders thereof shall be entitled to one (1) vote for each share held by them. 100,000,000 shares of stock shall be designated "Preferred Stock", and the holders thereof shall be entitled to one (1) vote for each share held by them."

Preferred Stock

The power, preferences, rights, qualification, limitations and restrictions pertaining to the preferred stock or any series thereof, shall be such as may be fixed, from time to time, by the Board of Directors in its sole discretion, authority to do so being hereby expressly vested in such Board. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of the preferred stock shall be entitled to cast thereon the number of votes in person or by proxy for each share of the preferred stock standing in his/her name as will be determined by the Board of Directors. Each class of preferred shares may have different voting rights, as determined by the Board of Directors.

Effect: The issuance by the Company of any additional shares of Common and Preferred Stock would dilute both the equity interests and the earnings per share of existing holders of the Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock. Under the proposal, the Board of Directors will be authorized to set terms of each class of preferred shares, including awarding voting rights greater than provided holders of common stock. Any award of preferred stock may have the effect of increasing the number of shares of common stock required to be voted to undertake certain shareholder actions. Since the Board of Directors may issue classes of preferred shares with voting rights greater than those of common shareholders, the effect may be to dilute, possibly substantially, the effective voting rights of the holders of common stock.

No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock and Preferred Stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of authorizing 100,000,000 shares of preferred stock of the Company, and amended the Articles of Incorporation to provide discretion to the Board of Directors with respect to the terms of the preferred stock.

APPROVAL OF AUTHORITY FOR BOARD OF DIRECTORS TO APPROVE SPLITS OF THE COMPANY'S COMMON STOCK

A vote FOR is a vote in favor of allowing the Board of Directors to authorize splits of the Company's Common Stock without shareholder approval.

ELECTION OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of four individuals: Shailen Singh, Jon Yogiyo, Bernard Goma and Jikian McKenzie. The following names and background information are provided for all persons nominated to serve on the Company's Board of Directors:

Name	Positions Held	Date of Election or Designation
Shailen Singh	President, Director	December 21, 2001
Jon Yogiyo	Director	December 21, 2001
Bernard Goma	Director	August 30, 2004
McKenzie Jikian	Director	August 30, 2004

Background Information:

Shailen Singh, Director, President, Chief Executive Officer, Chief Financial Officer

As the President and CEO, Mr. Singh is responsible for the general direction of our business development including day-to-day management of the business affairs.

Mr. Singh, obtained a Bachelor of Commerce degree in Accountancy and Management from the University of Wollongong, New South Wales, Australia in 1987, and is a Fellow of the Taxation Institute of Australia ("FITA") since January 1988 and holds the designation of Certified Practicing Accountant ("CPA") since February 1993.

From July 1996 to January 1999, Mr. Singh was a director and Chief Financial Officer of Jaya Gold Inc., a private mineral exploration company based out of Vancouver, British Columbia, owning five mineral properties and one mining license in Papua New Guinea. In September 1997, Jaya Gold Inc. merged with a Vancouver Stock Exchange listed company; International Blue Gold Corp. International Blue Gold Corp Mr. Singh became a director and Chief Financial Officer of International Blue Gold Corp., which later changed its name to Buddha Resources Inc., from September 1997 to January 1999; and then rejoined as a director from June 1999 to December 2001. Buddha Resources Inc. conducted exploration for gold, copper, platinum and bauxite minerals in Papua New Guinea. In March 1999, Mr. Singh became a director and President of Inouye Technologies Inc., a private British Columbia technology company involved in the research and development and manufacture of power-line conditioners and power surge protection products since 1992. In December 1999, Inouye Technologies Inc. completed a reverse takeover of Vescan Equities Inc., a publicly listed mineral exploration company. Mr. Singh became a director and President of the new company under the new name of Inouye Technologies (Canada) Inc. and remained in that role until he resigned in February 2001. Since February 2001, Mr. Singh has been the President and sole director of South Rim Financial Corp., a private British Columbia incorporated company that provides consulting services in Vancouver, British Columbia.

V.S. Jon Yogiyo, Director

Mr. Yogiyo is a resident of Papua New Guinea and is responsible to purchase, process and ship our green bean coffee from Papua New Guinea to our potential customers in the United States and Canada. Mr. Yogiyo is a director and the Chief Executive Officer, President, Secretary and Treasurer of our 100% owned subsidiary in Papua New Guinea; Coffee Pacifica PNG Ltd.

Mr. Yogiyo holds a Bachelor of Agriculture degree from the University of Papua New Guinea and obtained a post-graduate Diploma in Management studies from Mt. Eliza Management College, Mt. Eliza, Australia, post graduate Diploma in Agriculture from Kasetsart University, Bangkok, Thailand, Diploma from University of South Pacific, Alafuna campus, Western Samoa. He has also received training under Person Fellowship with Agriculture Canada at the Morden Agriculture Research Station, Manitoba, Canada.

Mr. Yogiyo was an employee of Coffee Industry Corporation of Papua New Guinea for the past 27 years. Mr. Yogiyo has held positions as Coffee Agronomist, from November 1975 to November 1989, Director of Coffee Research from December 1989 to June 1997 and July 1997 to June 2003, Mr. Yogiyo was the General Manager, Extension Services Division, of Coffee Industry Corporation of Papua New Guinea. ..

Bernard Goma, Director

Mr. Bernard Goma is a trained and qualified Co-operative Society Officer. His expertise is in legal and operational aspects of co-operatives in PNG. He started work as a co-operative officer after graduating from the Co-operative College in PNG. In 1984, he was appointed a Co-operative Officer with Simbu Provincial Government and was later appointed Managing Director of Simbu Holdings; a subsidiary company of Simbu Provincial Government.

In 1994, Mr. Goma joined the Coffee Industry Corporation as a Trainer and Coffee Credit Officer responsible for the coffee growers Freight Subsidy and Surety Program. He has been active in the formation and establishment of Coffee Growers Co-operatives throughout PNG, and the establishment of the PNG Coffee Growers Federation. In 2003, Mr. Goma was instrumental in assisting the PNG Government to reactivate the Co-operative Act in PNG.

Jikian McKenzie, Director

Mr. McKenzie Jikian graduated from Vudal Agricultural College in PNG with Diploma in Tropical Agriculture in 1973. He was an Agriculture Extension and Marketing Officer from 1974 to 1977 with the Department of Agriculture and Livestock. From 1978 to 1991, he was a lecturer and the Principal of Agricultural College in PNG. From 1991 to 2003, he was Training and Development Manager with the Coffee Industry Corporation responsible for the training of coffee farmers to enhance and improve the quality of coffee produced by co-operatives in Papua New Guinea.

A vote FOR is a vote in favor of electing the nominated Directors until the next Annual Meeting.

Compliance with Section 16(a) of the Exchange Act: As of the Record Date, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's common stock, who failed to file on a timely basis reports required by section 16(a) during the most recent fiscal year or prior years.

No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

NOMINATION OF MOORE STEPHENS ELLIS FOSTER, LTD. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company's audit committee has selected Moore Stephens Ellis Foster, Ltd. to serve as the Company's independent auditors for all audit work associated with the preparation of the Company's financial statements during the year ending December 31, 2005. The Audit Committee has determined that the Company's auditors for the year ending December 31, 2005, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements. The Company does not expect a representative of Moore Stephens Ellis Foster, Ltd. to attend the Shareholder Meeting.

Audit Fees: The Company was billed $5,000 for the audit of its annual financial statements for the year ended December 31, 2004.

Financial Information Systems Design and Implementation Fees: The Company has paid $_0___ for directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; order signing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

All other fees: Fees paid for services not previously described totaled: $736.

No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of Moore Stephens Ellis Foster Ltd. as Company's auditors until the next Annual Meeting.

APPROVAL FOR THE BOARD OF DIRECTORS TO PAY COMPENSATION TO THE COMPANY'S EXECUTIVE OFFICES

As of March 31, 2005, the Company's executive officers have received no compensation for work done on behalf of the Company. Due to the increasing success of the Company, the Board feels it in the best interest of the Company to begin compensating the Executive Officers according to their efforts. Compensation may include payment of salary, bonuses, stock and options to purchase stock of Coffee Pacifica in the future.

A vote FOR is a vote in favor of authorizing the Board to approve compensation for the Executive Officers of the Company.

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation and take all other proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

As of the Record Date, there were 75,000,000 shares of common stock authorized with a stated value of $.001 per share, of which 13,956,893 shares were issued and outstanding, with 61,043,107 shares authorized but unissued. The holders of the Common Stock vote as a single class and are entitled to one vote per share on all matters to be voted on by the shareholders and have the right of cumulative voting in connection with the election of directors. The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the preferred stock have been paid in accordance with the terms of such preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Nevada Revise Statutes and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2005, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is PO Box 95012, 8726 Barnard Street, Vancouver, B.C. Canada, V6P 6A6.

Name of Beneficial Owner	Nature of Affiliation	Number of Common Shares	Percentage (%)
Shailen Singh, (1),(2)	President, Chief Executive officer & Director	2,100,000	15%
Jon Yogiyo, Director (1)	Director	2,100,000	15%
Officers and Directors as a Group		4,200,000	30%
Brooks Farrell (3)		2,109,605	15%
CEDE & Co (4)		1,666,108	12%
Capital Group Communication Inc. (5)		1,000,000	7%
Papua New Guinea Coffee Growers Federation Ltd. (6)		2,000,000	14%
		13,956,893

(1) The address of beneficial owners in the table are Shailen Singh, 10460 Leonard Road, Richmond, B.C. Canada, V7A 2N5, Jon Yogiyo, P.O. Box 164, Goroka, EHP, Papua New Guinea.

(2) Shailen Singh's shares are held by South Rim Financial Corp. Mr. Singh is the sole shareholder, officer and director of South Rim Financial Corp.

(3) Brooks Farrell, 201 133 East 8 Avenue, Vancouver, B.C. V5T 1R8

(4) CEDE & Co, Bowling Green Station, P.O.Box 20, New York, NY 10004. The beneficial owners of these shares are not known to Coffee Pacifica.

(5) Capital Group Communication Inc. Suite 220 655 Redwood Hwy, Mill Valley, California

(6) PNG Coffee Growers Federation Ltd P.O.Box 1066, Goroka, EHP, Papua New Guinea.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

No officer or director of Coffee Pacifica is receiving any remuneration in the form of salaries and/or allowances at this time. While it is not required to, the Board of Directors is seeking shareholder approval to compensate the Company's executive officers for their efforts. Compensation may include payment of salary, bonuses, stock and options to purchase stock of Coffee Pacifica.

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the corporation or any of its subsidiaries.

No remuneration is proposed to be paid in the future directly or indirectly by the corporation to any officer or director under any plan that presently exists.

BOARD OF DIRECTORS - COMMITTEES

2004 Committee Meetings

During the fiscal year ended December 31, 2004, the Board of Directors met approximately two (2) times. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served.

Audit Committee

Audit Committee comprised of Shailen Singh, Jon Yogiyo, Jikian McKenzie and Bernard Goma. We do not have any independent board members in our audit committee who are considered to be financial experts.

The Company's common stock trades on the OTC Bulletin Board under the symbol CFPC. Thus, Coffee Pacifica is not subject to NASDAQ audit committee requirements.

The Company's Articles of Incorporation do not set forth separate functions of the Audit Committee.

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Any shareholder may also receive a copy of any report by contacting the Company by mail at PO Box 95012, 8726 Barnard Street, Vancouver, B.C., Canada V6P 6A6. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company. Proxies may be returned via facsimile to the Company's transfer agent, Integrity Stock Transfer, fax number (702) 796 5650., Attention Mr. Don Maddalon.

Voting Procedures

Quorum and Voting

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED: April 13 2005

By the Order of the Board of Directors

/s/ Shailen Singh

Chairman of the Board

PROXY

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

COFFEE PACIFICA, INC.

TO BE HELD MAY 24, 2005

By completing and returning this proxy to Coffee Pacifica, Inc. (the "Company"), you will be designating Shailen Singh, the President of the Company, to vote all of your shares of the Company's common stock as indicated below. Proxies may be returned via facsimile to the Company's transfer agent, Integrity Stock Transfer, fax number (702) 796 5650., Attention Mr. Don Maddalon.

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

As of April 18, 2005, which is the record for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "For" the Amendment to the Articles of Incorporation and the authorization of Preferred Stock. Unless indicated below, by completing and completing this proxy, the stockholder grants to Shailen Singh the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

_____ Withhold direction to vote on any other matter presented at the meeting.

PROPOSAL 1 - AUTHORIZATION TO APPROVE SHARES OF PREFERRED STOCK. Shall the Board of Directors be authorized to amend the Articles of Incorporation to authorize 100,000,000 shares of preferred stock, with the Board of Directors authorized to set terms of each class of preferred shares, including awarding voting rights greater than provided holders of common stock:

YES	NO	ABSTAIN

PROPOSAL 2 - AUTHORIZATION TO ALLOW BOARD OF DIRECTORS TO APPROVE SPLITS OF THE COMPANY'S COMMON STOCK. Shall the Board of Directors be authorized to approve splits of the Company's common stock without shareholder approval:

YES	NO	ABSTAIN

PROPOSAL 3 -ELECTION OF DIRECTORS. Shall the following be elected to the Board of Directors until the next Special Meeting of shareholders:

	YES	NO	ABSTAIN

Shailen Singh

Jon Yogiyo

Bernard Goma

McKenzie Jikian

PROPOSAL 4 - APPOINTMENT OF MOORE STEPHENS ELLIS FOSTER, LTD. AS AUDITORS. Shall Moore Stephens Ellis Foster Ltd. be appointed as independent auditors for the Company:

YES	NO	ABSTAIN

PROPOSAL 5 COMPENSATION FOR CEO - Shall the Board of Directors be authorized to pay compensation to the Company's Executive Officers:

YES	NO	ABSTAIN

___________________________________                                 ____________________________________

Shareholder                                                                                     Shareholder Signature

Printed Name:______________________                                     Printed Name:________________________

Number of Shares: _________________